**NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.**

**If resident in the United States, COMPLETE** the Prospective Investor Suitability Questionnaire attached as Appendix 1 to this Subscription Agreement (the "US Questionnaire").

**SUBSCRIPTION AGREEMENT – DEBT SETTLEMENT**

TO: Cyplasin Biomedical Ltd. (the "Company")
Unit 131 Advanced Technology Center
9650 – 20$^{th}$ Avenue NW
Edmonton, AB T6N 1G1

Purchase of Shares

WHEREAS:

A. Tangiers Investors LLP, located at 402 West Broadway, Suite 400, San Diego, California 92101 (the "Subscriber") wishes to subscribe for 813,008 common shares in the capital stock of the Company (the "Shares"), at a deemed price of $0.123 per Share, and a further 1,250,000 shares at a deemed price of $0.12 per share for an aggregate cost of $250,000 (the "Subscription Proceeds"); and

B. The Company is indebted to the Subscriber in the amount of $250,000 (the "Indebtedness");

C. In lieu of receiving cash as payment of the Indebtedness, the Subscriber has agreed to accept the Shares as payment of the Indebtedness ( the Debt Shares) pursuant to the terms and conditions set forth in this Agreement; and

D. In lieu of receiving cash in payment of the Subscription Proceeds, the Company is willing to apply the Indebtedness in payment of the Subscription Proceeds.

NOW THEREFORE THIS AGREEMENT witnesses that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

**1. Subscription**

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase 2,063,008 shares (collectively, the "**Debt Shares**" or the "**Debt Securities**") of the Company's common stock (the "**Common Stock**"), par value US$0.001 at a purchase price per Share of US$0.123 and US$0.12 respectively (the subscription and agreement to

purchase being the "**Subscription**"), for an aggregate purchase price of US$250,000 (the "**Subscription Proceeds**").

1.2 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Shares to the Subscriber.

1.3 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2. **Payment**

2.1 The Company acknowledges that:

(a) the balance currently due from the Company to the Subscriber pursuant to the Indebtedness is an aggregate amount of $250,000 (the "**Indebtedness**");

(b) the Company and the Subscriber agree to apply the entire amount of the Indebtedness in payment of the Subscription Proceeds and, upon delivery of a signed copy of this Subscription Agreement to the Subscriber together with a certificate evidencing the Shares registered as provided in this Subscription Agreement (the "**Share Certificate**"), such that the Indebtedness shall be fully paid on the date the Share Certificate is issued and;

3. **Release**

3.1 The Subscriber hereby agrees that upon delivery of the Shares by the Company in accordance with the provisions of this Agreement, the Indebtedness will be fully satisfied and extinguished, and the Subscriber will remise, release and forever discharge the Company and its respective directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations relating to the Indebtedness.

3.2 The Subscriber also agrees the two Agreements being the Securities Purchase Agreement and Registration Rights Agreement both dated July 19,2010 and entered into between the Company and the Subscriber and which created the Indebtedness are completely and fully satisfied and terminated and the Parties have no further obligation to each with respect to the two Agreements

3.3 The Subscriber agrees to enter into a Lock Up/Leak Out agreement for these Debt Shares as attached in

4. **Documents Required from Subscriber**

4.1 The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement prior to the Closing Date.

4.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board and applicable law.

5. **Closing**

5.1 The sale of the Shares shall be completed (the "**Closing**") on February 28, 2011 (the "**Closing Date**") or such other date as the parties may agree upon.

6. **Acknowledgements of Subscriber**

6.1 The Subscriber acknowledges and agrees that:

(a) none of the Securities have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("**Regulation S**"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b) the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c) the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of this Subscription Agreement and any public information which has been filed by the Company with the Securities and Exchange Commission ("**SEC**") in compliance, or intended compliance, with applicable securities legislation;

(d) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

 (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

 (ii) applicable resale restrictions;

(e) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board operated by the Financial Industry Regulatory Authority ("FINRA");

(f) none of the Securities may be offered or sold by the Subscriber to a U.S. Person (as defined in Section 7.2, below, or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined herein);

(g) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(h) no documents in connection with the sale of the Shares hereunder have been reviewed by the SEC or any state securities administrators;

(i) the Subscriber is purchasing the Securities pursuant to an exemption from the registration and the prospectus requirements of applicable securities legislation on the basis that the Subscriber is not a resident of either the United States or Canada and, as a consequence:

 (i) is restricted from using most of the civil remedies available under securities legislation,

 (ii) may not receive information that would otherwise be required to be provided under securities legislation, and

 (iii) the Company is relieved from certain obligations that would otherwise apply under securities legislation;

(j) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(k) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

## 7. Representations, Warranties and Covenants of the Subscriber

7.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a) the Subscriber is an accredited Investor;

(b) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement and the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(c) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(d) if the Subscriber is a corporation or other entity, the entering into of this Subscription Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(e) the Subscriber is acquiring the Securities as principal for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and it has not subdivided its interest in the Securities with any other person;

(f) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment and it has carefully read and considered the matters set forth under the heading "Risk Factors" appearing in the Company's Forms 10-KSB, 10-QSB, 8-K and any other filings filed with the SEC;

(g) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(h) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of any of the Securities;

(i) the Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act or under any state securities or "blue sky" laws of any state of the United States and, unless so registered, may not be offered or sold in the United States or directly or indirectly to U.S. Persons, except in accordance with the provisions of Regulation S ("Regulation "S" promulgated under the 1933 Act, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration

requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(j) the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of six months after the date of original issuance of the Securities (the six month period hereinafter referred to as the **"Distribution Compliance Period"**) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(k) the Subscriber has not acquired the Securities as a result of, and it covenants that it will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(l) the Subscriber agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(m) the Subscriber will indemnify the Company against, and will hold the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders harmless from, any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(n) the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(o) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Securities,

(ii) that any person will refund the purchase price of any of the Securities,

(iii) as to the future price or value of any of the Securities, or

(iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently the Company's common shares are quoted on the over-the-counter market operated by the Over-The-Counter Bulletin Board operated by FINRA.

7.2 In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

8. **Representations and Warranties will be Relied Upon by the Company**

8.1 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the date of this Subscription Agreement and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber thereof

9. **Resale Restrictions**

9.1 The Subscriber acknowledges that any resale of any of the Shares will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States and that none of the Securities may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

9.2 The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section 9.1 above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

10. **Acknowledgement and Waiver**

10.1 The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of information available to the Subscriber on the EDGAR database maintained by the SEC at www.sec.gov. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Securities.

11. **Legending of Subject Securities**

11.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

> "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.
>
> UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN

SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET"

11.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

12. **Costs**

12.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

13. **Governing Law**

13.1 This Subscription Agreement is governed by the laws of the State of Nevada applicable therein.

14. **Survival**

14.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

15. **Assignment**

15.1 This Subscription Agreement is not transferable or assignable.

16. **Severability**

16.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

17. **Entire Agreement**

17.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18. **Notices**

18.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Cyplasin Biomedical Ltd. Unit 131 Advanced Technology Center 9650 – 20th Avenue NW Edmonton, AB T6N 1G1 Attention: Director.

19. **Counterparts and Electronic Means**

19.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

## ACCEPTANCE

The above-mentioned Subscription Agreement in respect of the Debt Shares is hereby accepted by Cyplasin Biomedical Ltd.

DATED at ____Edmonton Canada______________as of the 1 day of March, 2011.

**CYPLASIN BIOMEDICAL LTD.**

Per: ______________________________
Authorized Signatory

**20. Delivery Instructions**

20.1 The Subscriber hereby directs the Company to deliver the Share Certificate issued pursuant to this Subscription Agreement to: Tangiers Investors LP, located at 402 West Broadway, Suite 400, San Diego, California 92101

20.2 The Subscriber hereby directs the Company to cause the Share Certificate issued pursuant to this Subscription Agreement to be registered on the books of the Company as follows:

to the benefit of : Tangiers Investors LLP

whose address is as the above

20.3 The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

**IN WITNESS WHEREOF** the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

TANGIERS INVESTORS, LP

(Name of Subscriber – Please type or print)

[signature]

(Signature and, if applicable, Office)

402 W. Broadway, Suite 400

Address of Subscriber)

San Diego, CA 92101

(City, State or Province, Postal Code of Subscriber)

USA

(Country of Subscriber)

*APPENDIX 1*

**PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE**

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) and has indicated an interest in purchasing Shares of Cyplasin Biomedical Ltd. (the "Company"). The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(6) of the 1933 Act. This Questionnaire is not an offer of Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies)

_______ Category 1 — An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

_______ Category 2 — A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

_______ Category 3 — A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_______ Category 4 — A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the *Securities Exchange Act of 1934* (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the *Investment Company Act of 1940* (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the *Small Business Investment Act of 1958* (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the *Employee Retirement Income Security Act of 1974* (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association,

insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

_______ Category 5 A private business development company as defined in Section 202(a)(22) of the *Investment Advisers Act of 1940* (United States);

_______ Category 6 A director or executive officer of the Company;

_______ Category 7 A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

X Category 8 An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

___________________________________________

___________________________________________

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 1st day of March, 2011.

| If a Corporation, Partnership or Other Entity: | If an Individual: |
|---|---|
| Tangiers Investors, LP<br>Print of Type Name of Entity | ______________<br>Signature |
| [signature]<br>Signature of Authorized Signatory | ______________<br>Print or Type Name |
| LP<br>Type of Entity | ______________<br>Social Security/Tax I.D. No. |

APPENDIX 2

THIS LOCK-UP/LEAK-OUT AGREEMENT (the "Agreement") is made and entered into as of the ~~25~~ 1st day of ~~February~~ March,2011, between Cyplasin Biomedical Ltd. a Nevada corporation ("the Company"), and Tangiers Investment Partners LLC, ("Shareholder") jointly the `Parties``.

For purposes of this Agreement, "Shareholder" includes any "affiliate, controlling person of Shareholder, agent, representative or other person with whom Shareholder is acting in concert with.

**Recitals:**

**WHEREAS:** The Parties having previously entered into a Registration Rights Agreement, dated July 19, 2010 pursuant to which the Company and the Shareholder have agreed to terminate said Agreements in return for the Debt owed, and

**WHEREAS:** Shareholder will now own two share blocks of Company shares where block one consists of 813,008 and block two consists of 1,250,000 restricted common stock of the Company ("the Shares"), having purchased the Shares pursuant to the terms of a Debt Subscription Agreement (Debt Shares) entered into between the parties of even date herewith and where this Agreement forms an integral component of said Debt Subscription Agreement and;

**WHEREAS:** As per the original terms of the Agreement(s) each block of shares would have a six month escrow or hold period as per SEC requirements where the six month restriction period for block one which commenced on August 16, 2010 and ended on February 15, 2011 and where the six month hold period for block two shares commenced on October 17, 2010 and ends on April 17th 2011 such that;

**NOW, THEREFORE**, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. *Representations and Warranties*. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the others and to all third party beneficiaries of this Agreement that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is the binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement and (c) the execution, delivery and performance of such party's obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound.

2. *Beneficial Ownership*. Holder hereby represents and warrants that it beneficially owns (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated there under) only those shares of Common Stock and other securities of the Company specified on the signature page to this Agreement and does not possess any economic or derivative interest in any other securities of the Company. For purposes of this Agreement the shares of Common Stock beneficially owned by the Holder or which the Holder has the contractual right to acquire after the date hereof are collectively referred to as the " Debt Shares ," which term also shall include any shares of Common Stock or securities convertible into or exchangeable for Common Stock acquired by the Holder after the date hereof (i) upon any stock split, recapitalization or reorganization and (ii) in any non-public transaction from another holder of Common Stock as of the date of this Agreement.

3. *Lock-Up and Leak Out*. The Company desires to provide for an orderly liquidation of all of the shares of the Company for the purpose of protecting shareholder value for all shareholders, and therefore has required the execution of this Lock up/Leak out Agreement by all shareholders that purchased shares in the Debt Subscription Agreement.

(a) Upon removal of the share legend of the restricted shares held by the Shareholder such that the Shares become eligible for trading on the OTC Bulletin Board, the Company will release for sale to Shareholder as per the schedule below. Therefore each of the restricted block one and block two shares upon having their legends removed will be broken into five certificates having the amounts of shares specified in the total below. The free trading Shares will be held in the Company Lawyers offices with instruction to release the Share Certificate on the beginning of each month subject to the following leak out provisions found herein

(b) Except as otherwise expressly provided herein, and subject to any other restrictions prohibiting the offer, sale or transfer of the Shares under applicable United States federal or state securities laws, rules and regulations (collectively, the "**Regulations** "), the Shareholder irrevocably agrees that block one shares will be release in even amounts over a period of three months from date of free trading and that block two shares will be evenly distributed over a 4 month period as defined below so that in each month thereafter a total of a certain amount of block one and two share will be released.

| | March | April | May | June | July |
|---|---|---|---|---|---|
| Blk 1 | 271000 | 271000 | 271008 | | |
| Blk 2 | | 312500 | 312500 | 312500 | 312500 |
| Total | 271000 | 583500 | 583508 | 312500 | 312500 |

(c) For a period as defined above the Shareholder will not offer, pledge, encumber, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any of the Shares (including any securities convertible into, or exchangeable for, or representing the rights to receive, Common Stock) or engage in any Short Sales with respect to any security of the Company (collectively, the " Lock-Up Restrictions ").

(d) Upon and after the expiration of the Initial Lock-Up Period, Shareholder shall be entitled to offer, sell, transfer and pledge, in each month thereafter, without regard to the Lock-Up Restrictions (but subject to the Regulations), a number of Shares as outlined above

4. The Company shall have the right, in its sole discretion, to waive any part or all of the requirements of this Agreement, and may also allow certain private transfers of the Shares, however, in the event of a private transfer; the transferee shall be required to execute an Agreement in substantially the same form as this Agreement.

5.This Agreement is governed under Nevada Law, however, shall be enforceable in a court of competent jurisdiction in Edmonton Alberta. This Agreement is the complete agreement between the parties with regard to the matters herein contained, and any modification of this Agreement shall only be valid if it is in writing and signed by all parties